UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4242 Campus Point Court, Suite 200, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 251-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2019, Heron Therapeutics, Inc. (the “Company”) entered into a Third Amendment to Lease (the “Lease Amendment”) with ARE-SD REGION NO. 61, LLC, successor-in-interest to AP3-SD1 Campus Point LLC (the “Landlord”), amending that certain Lease, dated October 18, 2016, as amended by that certain First Amendment to Lease, dated March 15, 2017, and further amended by that certain Second Amendment to Lease, dated May 8, 2018, all by and between the Company and the Landlord (the “Lease”). The Lease Amendment provides for the Company to lease additional office space in the building located at 4242 Campus Point Court, San Diego, California, for a period of approximately 72 months, commencing on or about January 1, 2020. Pursuant to the Lease Amendment, the Company has agreed to pay a basic annual rent for the additional office space that increases incrementally over the term of the Lease Amendment from approximately $0.9 million for the first 12 months of the Lease Amendment (inclusive of certain rent abatements) to approximately $1.3 million for the last 12 months of the Lease Amendment, and such other amounts as set forth in the Lease Amendment. The Company also paid to the Landlord an additional security deposit in an amount less than $0.1 million. Except as modified by the Lease Amendment, all of the provisions of the Lease will continue unmodified and in full force and effect.

The foregoing description of the terms of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Company will have contractual payment obligations under the Lease, as amended by the Lease Amendment, as described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Lease, dated December 19, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: December 20, 2019	/s/ David Szekeres
David Szekeres Senior Vice President, General Counsel, Business Development and Corporate Secretary